Securities Act File No. 333-33445

                                  PILGRIM FUNDS

                       Supplement dated November 16, 2000
                   to the Statement of Additional Information
                             dated November 1, 2000

ADDITION OF FUNDAMENTAL INVESTMENT RESTRICTION FOR PILGRIM BANK AND THRIFT FUND.

     Effective November 2, 2000, the following disclosure supplements the disclosure under "Investment Restrictions -- The Bank and Thrift Fund" beginning on page 94 of the Statement of Additional Information:

(11) The Fund may not issue senior securities, except (1) insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's fundamental restriction on borrowing and (2) as permitted by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or an exemption therefrom.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE